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                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No.  )

Filed by the Registrant                                         [ ]
Filed by a party other than the Registrant                      [X]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant  to Section 240.14a-12

                               GUEST SUPPLY, INC.
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                (Name of Registrant as Specified In Its Charter)

                            BFMA HOLDING CORPORATION
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    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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     [ ]   Fee paid previously with preliminary materials:

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     [ ]   Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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                            BFMA HOLDING CORPORATION
                             RE: GUEST SUPPLY, INC.


Dear Stockholder:

Please accept our thanks for sending in your BLUE Proxy Card.

To avoid any possible dispute as to the validity of your proxy for the reason(s) indicated below, we are requesting that you sign, date and mail the enclosed additional BLUE Proxy Card with the correction indicated below in the self-addressed envelope provided for your convenience. This Proxy will automatically revoke any previously granted proxy when it is returned.

[ ] YOUR PREVIOUS BLUE PROXY WAS UNSIGNED. (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

[ ] YOUR PREVIOUS BLUE PROXY WAS UNDATED. (Please date, sign and return the enclosed BLUE Proxy Card in the enclosed envelope.)

[ ] YOUR PREVIOUS BLUE PROXY OMITTED YOUR TITLE OR AUTHORITY. (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

[ ] YOUR PREVIOUS BLUE PROXY, AS SIGNED, DID NOT CONFORM TO THE NAME SHOWN ON THE PROXY. (Please date and sign the enclosed BLUE proxy card exactly as the registration appears on the proxy, including your full title if signing other than in an individual capacity.) If the registration is in the name of a custodian for the benefit of a minor, the custodian must sign and indicate his/her capacity. If you are a beneficiary 18 years or older, you may sign as long as you indicate your age.

[ ] YOUR PREVIOUS BLUE PROXY WAS NOT SIGNED BY ALL JOINT OWNERS. (If shares are registered in the name of more than one person, each such person should sign the enclosed BLUE Proxy Card. If a joint tenant is deceased, please indicate that you are the surviving joint owner.)

[ ] YOUR PREVIOUS BLUE PROXY, AS MARKED, DID NOT CLEARLY SPECIFY YOUR INSTRUCTIONS. Please sign, date and clearly mark your proxy.

[ ]  OTHER
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Since time is of the essence, we would greatly appreciate your signing, dating and mailing the enclosed BLUE Proxy Card as soon as possible. Please mail it in the envelope provided for your convenience. If you have any questions, please call Innisfree M&A Incorporated, the firm assisting us, toll-free at 888-750-5834. Once again, we greatly appreciate your support.

Sincerely,

BFMA HOLDING CORPORATION

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                              SECURITIES LAW LEGEND

         A PROXY STATEMENT DATED DECEMBER 7, 2000 DESCRIBING BFMA'S SOLICITATION OF PROXIES TO ELECT CLASS C DIRECTORS WAS PREPARED AND MAILED TO ALL SHAREHOLDERS. YOU SHOULD READ THE PROXY STATEMENT TO OBTAIN INFORMATION ABOUT BFMA HOLDING CORPORATION, ITS OFFICERS AND DIRECTORS, INCLUDING CHARLES W. MIERSCH AND LOGAN D. DELANY, JR. A COPY OF THE PROXY STATEMENT AND OTHER RELATED DOCUMENTS PREPARED BY OR ON BEHALF OF BFMA AND FILED WITH THE SEC ARE AVAILABLE FOR FREE, EITHER AT THE WEB SITE OF THE SEC (http://www.sec.gov) OR FROM BFMA BY WRITING TO: BFMA HOLDING CORPORATION, 50 EAST SAMPLE ROAD, SUITE 400, POMPANO BEACH, FL 33064, ATTENTION: SECRETARY.